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                             THE STRIDE RITE CORPORATION

                FORM 10-K FOR THE FISCAL YEAR ENDED NOVEMBER 28, 1997

                                   Addendum 10(vi)


           Robert C. Siegel

           Joseph T. Barrell

           Frank A. Caruso

           Howard B. Collins, Jr.

           Karen K. Crider

           Janet M. DePiero

           Dennis Garro

           Patrick J. Hogan

           Joanna M. Jacobson

           Lorie M. Karnath

           John M. Kelliher

           Robert B. Moore, Jr.

           John R. Ranelli

           C. Madison Riley III

           Gerrald B. Silverman

           Diane M. Sullivan